UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 28, 2003

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Sale and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of Thornburg Mortgage Securities Trust 2003-4, Mortgage-Backed Notes, Series 2003-4)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-104153	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2003-4, Mortgage-Backed Notes, Series 2003-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-104153) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,395,936,000 in aggregate principal amount of Class A-1, Class A-2, Class M-1 and Class M-2 of Thornburg Mortgage Securities Trust 2003-4, Mortgage-Backed Notes, Series 2003-4 and one class of Trust Certificates (the “Trust Certificates”) on August 28, 2003.  The Notes were offered pursuant to the definitive Prospectus, dated June 23, 2003, as supplemented by the Prospectus Supplement, dated August 25, 2003 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement, the Sale and Servicing Agreement and the Indenture (each as defined below) and other operative agreements executed in connection with the issuance of the Notes and the Trust Certificates.  The Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2003, among the Registrant, as Depositor (the “Depositor”), Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) and Deutsche Bank National Trust Company (“DB”), as Administrator (the “Administrator”).  The Notes were issued pursuant to an indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of August 1, 2003, between Thornburg Mortgage Securities Trust 2003-4, as issuer (the “Issuer”) and DB, as indenture trustee (the “Indenture Trustee”).  The “Notes” consist of the following classes:  Class A-1, Class A-2, Class M-1 and Class M-2.  The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,395,936,057.12 as of August 1, 2003, together with certain other assets.  The Mortgage Loans will be master serviced by Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”) pursuant to the terms of a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 99.2, dated as of August 1, 2003, among the Issuer, Thornburg Mortgage Home Loans, Inc., as seller, the Depositor, the Master Servicer and the Indenture Trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement, dated as of August 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as administrator.

4.2

Indenture, dated as of August 1, 2003, between Thornburg Mortgage Securities Trust 2003-4, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of August 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.2

Sale and Servicing Agreement, dated as of August 1, 2003, among Thornburg Mortgage Securities Trust 2003-4, as issuer, Thornburg Mortgage Home Loans, Inc., as seller, Greenwich Capital Acceptance, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and Deutsche Bank National Trust Company, as indenture trustee.

99.3

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of November 26, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of November 26, 2002, with attached Transfer Notice dated August 21, 2003.

99.4

Master Servicing Agreement, dated as of May 1, 2001, between Thornburg Mortgage Home Loans, Inc., as Owner and Morgan Stanley Dean Witter Credit Corporation, as Servicer, as amended by the Amendment to Master Servicing Agreement, dated as of January 22, 2003 and as reconstituted by the Reconstituted Servicing Agreement, dated as of August 1, 2003, by and among Thornburg Mortgage Home Loans, Inc. and Morgan Stanley Dean Witter Credit Corporation and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

99.5

Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of December 23, 2002, among Thornburg Mortgage Home Loans, Inc., as Purchaser, Cendant Mortgage Corporation, as Seller and Servicer and Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust), as Seller and Additional Collateral Assignment and Servicing Agreement, dated as of December 23, 2002, among Thornburg Mortgage Home Loans, Inc., Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust), each as assigned pursuant to the Assignment, Assumption and Recognition Agreement, dated as of August 1, 2003, among Thornburg Mortgage Securities Trust 2003-4, Thornburg Mortgage Home Loans, Inc., Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust) and Cendant Mortgage Corporation and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:     /s/ Shakti Radhakishun

       Name:  Shakti Radhakishun

       Title:    Vice President

Dated:  August 28, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement, dated as of August 1, 2003, among Greenwich Capital Acceptance, Inc., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as administrator.

4.2

Indenture, dated as of August 1, 2003, between Thornburg Mortgage Securities Trust 2003-4, as issuer, and Deutsche Bank National Trust Company, as indenture trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of August 1, 2003, between Thornburg Mortgage Home Loans, Inc., as seller, and Greenwich Capital Acceptance, Inc., as purchaser.

99.2

Sale and Servicing Agreement, dated as of August 1, 2003, among Thornburg Mortgage Securities Trust 2003-4, as issuer, Thornburg Mortgage Home Loans, Inc., as seller, Greenwich Capital Acceptance, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and Deutsche Bank National Trust Company, as indenture trustee.

99.3

Servicing Agreement dated as of  March 1, 2002, by and between Wells Fargo Bank Minnesota, National Association, as master servicer and Thornburg Mortgage Home Loans, Inc., as seller and servicer, as amended by the Amendment to Servicing Agreement dated as of November 26, 2002 and Sub-Servicing Acknowledgement Agreement dated as of March 1, 2002, by and between Thornburg Mortgage Home Loans, Inc., as servicer and Cenlar FSB, as sub-servicer, as amended by the Amendment to Sub-Servicing Acknowledgement Agreement dated as of November 26, 2002, with attached Transfer Notice dated August 21, 2003.

99.4

Master Servicing Agreement, dated as of May 1, 2001, between Thornburg Mortgage Home Loans, Inc., as Owner and Morgan Stanley Dean Witter Credit Corporation, as Servicer, as amended by the Amendment to Master Servicing Agreement, dated as of January 22, 2003 and as reconstituted by the Reconstituted Servicing Agreement, dated as of August 1, 2003, by and among Thornburg Mortgage Home Loans, Inc. and Morgan Stanley Dean Witter Credit Corporation and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.

99.5

Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of December 23, 2002, among Thornburg Mortgage Home Loans, Inc., as Purchaser, Cendant Mortgage Corporation, as Seller and Servicer and Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust), as Seller and Additional Collateral Assignment and Servicing Agreement, dated as of December 23, 2002, among Thornburg Mortgage Home Loans, Inc., Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust), each as assigned pursuant to the Assignment, Assumption and Recognition Agreement, dated as of August 1, 2003, among Thornburg Mortgage Securities Trust 2003-4, Thornburg Mortgage Home Loans, Inc., Bishop’s Gate Residential Mortgage Trust (f/k/a Cendant Residential Mortgage Trust) and Cendant Mortgage Corporation and acknowledged by Wells Fargo Bank Minnesota, National Association and Deutsche Bank National Trust Company.